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                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - July 15, 1997



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)



        Pennsylvania                1-7410                       25-1233834
(State or other jurisdiction     (Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)


                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                     15258
                   (Address of principal executive offices)           (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

By release dated July 15, 1997, Mellon Bank Corporation (the "Corporation") announced second quarter 1997 results of operations. In the same release, the Corporation announced a 6 million common share repurchase program.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated July 15, 1997 announcing the matters referenced in Item 5 above.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:   July 11, 1997         By:   STEVEN G. ELLIOTT
                                    Steven G. Elliott
                                    Vice Chairman, Chief Financial
                                    Officer & Treasurer
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                                 EXHIBIT INDEX


Number   Description                                            Method of Filing
------   -----------                                            ----------------

99.1    Press Release dated July 15, 1997                       Filed herewith